UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2025
Royal Gold, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1144 15th Street, Suite 2500, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 573-1660
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 par value	RGLD	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On July 6, 2025, Royal Gold, Inc., a Delaware corporation (“Royal Gold”), and its wholly owned subsidiary International Royalty Corporation, a Canadian corporation (“IRC”), entered into an arrangement agreement (the “Sandstorm Agreement”) with Sandstorm Gold Ltd., a British Columbia corporation (“Sandstorm”), pursuant to which, on the terms and subject to the conditions set forth therein, Royal Gold has agreed to acquire Sandstorm in an all-stock transaction, subject to satisfaction of certain closing conditions. Also on July 6, 2025, Royal Gold and IRC entered into an arrangement agreement (the “Horizon Agreement”) with Horizon Copper Corp., a British Columbia corporation (“Horizon”), pursuant to which, on the terms and subject to the conditions set forth therein, Royal Gold has agreed to acquire Horizon in an all-cash transaction, subject to satisfaction of certain closing conditions. Each transaction will be effected by way of a plan of arrangement under the Business Corporations Act (British Columbia) (the “Sandstorm Plan of Arrangement” and the “Horizon Plan of Arrangement,” respectively).

Sandstorm Agreement

Consideration

On the terms and subject to the conditions set forth in the Sandstorm Agreement, at the times contemplated in the Sandstorm Plan of Arrangement:
•IRC will acquire all of the issued and outstanding common shares of Sandstorm (the “Sandstorm Common Shares”);
•each Sandstorm shareholder (other than in respect of Sandstorm Common Shares held by Royal Gold or its affiliates, and Sandstorm shareholders who validly exercise dissent rights) will receive 0.0625 (the “Exchange Ratio”) of a share of common stock, par value $0.01 per share, of Royal Gold (the “Royal Gold Common Stock”), subject to adjustment as set forth in the Sandstorm Agreement, if applicable (such transaction, the “Sandstorm Arrangement”);
•each option to purchase Sandstorm Common Shares (a “Sandstorm Option”) outstanding immediately prior to the effective time of the Sandstorm Arrangement (the “Sandstorm Effective Time”) will remain outstanding in accordance with the terms of the Sandstorm Option plan, will fully vest and will become exercisable to purchase from Royal Gold that number of shares of Royal Gold Common Stock equal to the product of (1) the number of Sandstorm Common Shares subject to the Sandstorm Option immediately before the Sandstorm Effective Time, multiplied by (2) the Exchange Ratio (rounded down to the nearest whole number of shares of Royal Gold Common Stock), at an exercise price equal to the quotient determined by dividing (x) the exercise price per Sandstorm Common Share at which the applicable Sandstorm Option was exercisable immediately prior to the Sandstorm Effective Time, by (y) the Exchange Ratio (rounded up to the nearest whole cent);
•each Sandstorm restricted share right outstanding immediately prior to Sandstorm Effective Time will be settled by Sandstorm for Sandstorm Common Shares, following which, each resulting Sandstorm Common Share will be exchanged for Royal Gold Common Shares as described above; and
•each Sandstorm performance share right outstanding immediately prior to the Sandstorm Effective Time will fully vest and entitle the holder thereof to a cash payment equal to the fair market value of a Sandstorm Common Share on the last trading date before the effective date of the Sandstorm Arrangement multiplied by 200%, being the payout percentage applicable to the performance share rights.

Conditions to the Sandstorm Arrangement

Completion of the Sandstorm Arrangement is subject to certain conditions, including, among others: (i) the approval of the Sandstorm Arrangement by at least 66 2/3% of the votes cast by Sandstorm shareholders and a simple majority of the votes cast by Sandstorm shareholders, excluding Sandstorm Common Shares held by persons required to be excluded under applicable Canadian securities laws (the “Sandstorm Requisite Shareholder Approval”), at a meeting of Sandstorm shareholders; (ii) the approval of the issuance of shares of Royal Gold Common Stock in connection with the Sandstorm Arrangement (the “Stock Issuance”) by a majority of the votes cast by Royal Gold stockholders (the “Royal Gold Stockholder Approval”) at a meeting of Royal Gold stockholders; (iii) the approval of the Sandstorm Arrangement by the Supreme Court of British Columbia on terms consistent with the Sandstorm Agreement and otherwise reasonably satisfactory to the parties; (iv) dissent rights with respect to no more than 5% of the issued and outstanding Sandstorm Common Shares having been exercised; (v) the absence of a material adverse effect in respect of the other party; (vi) the authorization for listing of the Royal Gold Common Stock issuable pursuant to the Sandstorm Agreement on the Nasdaq Global Select Market; (vii) the absence of any law or order prohibiting the consummation of the Sandstorm Arrangement; and (viii) the receipt of all requisite regulatory clearances or approvals.

The obligation of each party to consummate the Sandstorm Arrangement is also conditioned upon (i) the other party’s representations and warranties being true and correct (subject to certain materiality thresholds), (ii) the other party having performed in all material respects its obligations under the Sandstorm Arrangement, and (iii) the receipt of an officer’s certificate from the other party to the foregoing. In addition, the conditions to Royal Gold’s obligation to complete the Horizon Arrangement (as defined below) must have been satisfied, subject to limited exceptions, provided that Royal Gold may waive this condition.

Termination Rights

The Sandstorm Agreement contains certain termination rights for both Royal Gold and Sandstorm, including, among others: (i) mutual consent by Royal Gold and Sandstorm; (ii) by either party if the Sandstorm Arrangement shall not have been consummated on or prior to January 6, 2026 (which date may be extended until April 6, 2026 by either party if requisite regulatory approvals shall not have been obtained or denied by a non-appealable decision); (iii) by either party if after the date of the Sandstorm Agreement, there is enacted, made or enforced any applicable law, or any applicable law is amended, that makes consummation of the Sandstorm Arrangement illegal or otherwise prohibits or enjoins Royal Gold or Sandstorm from consummating the Sandstorm Arrangement and such applicable law, prohibition or enjoinment shall have become final and non-appealable; (iv) by either party if either the Sandstorm Requisite Shareholder Approval or Royal Gold Stockholder Approval shall not have been obtained; (v) by a party if the other party breaches any of its representations, warranties or covenants in the Sandstorm Agreement in a manner that would cause the corresponding condition to not be satisfied, subject to certain conditions; (vi) by a party if the other party’s board of directors changes its recommendation with respect to the Sandstorm Arrangement or the other party breaches applicable non-solicitation restrictions in any material respect; (vii) by Royal Gold if the Horizon Agreement is terminated in accordance with its terms, subject to certain conditions, or Sandstorm shall have failed to comply with its obligations under a support and voting agreement entered into with Royal Gold; and (viii) by a party in order for such party to enter into a definitive agreement with respect to a superior competing business combination transaction prior to receiving approval from such party’s shareholders (provided that such party has not materially breached the applicable non-solicitation restrictions).

If the Sandstorm Agreement is terminated in certain specified circumstances, Royal Gold or Sandstorm would be required to pay the other party a termination fee of $200 million or $130 million, respectively, or reimburse the other party for up to $5 million of expenses of the other party’s representatives.

Other Terms of the Sandstorm Agreement

Royal Gold and Sandstorm each have made customary representations, warranties and covenants in the Sandstorm Agreement for a transaction of this nature, in each case generally subject to customary materiality qualifiers. Among other things, each party has agreed, subject to certain exceptions, (i) to conduct its business in the ordinary course, from the date of the Sandstorm Agreement until the earlier of the Sandstorm Effective Time and the termination of the Sandstorm Agreement, and not to take certain actions prior to the Sandstorm Effective Time without the prior written consent of the other party, (ii) to use commercially reasonable efforts to cause the Sandstorm Arrangement to be consummated, (iii) not to solicit alternative business combination transactions, and (iv) to convene meetings of its respective shareholders for the purpose of obtaining the Royal Gold Stockholder Approval and Sandstorm Requisite Shareholder Approval, as applicable, and recommend to its respective shareholders to approve the Stock Issuance or the Sandstorm Arrangement, as applicable. In addition, Royal Gold has agreed that it will not amend certain provisions of the Horizon Agreement without Sandstorm’s prior written consent.

The foregoing summary of the Sandstorm Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Sandstorm Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Sandstorm Agreement and the above description of the Sandstorm Agreement have been included to provide investors and securityholders with information regarding the terms of the Sandstorm Agreement. They are not intended to provide any other factual information about Royal Gold, Sandstorm or their respective subsidiaries. The representations, warranties and covenants contained in the Sandstorm Agreement were made only for purposes of the Sandstorm Agreement and as of specific dates, were solely for the benefit of the parties to the Sandstorm Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Royal Gold, Sandstorm or any of their respective subsidiaries. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Sandstorm Agreement, which subsequent information may or may not be fully reflected in public disclosures by Royal Gold or Sandstorm.

Horizon Agreement

Consideration

On the terms and subject to the conditions set forth in the Horizon Agreement, at the times contemplated in the Horizon Plan of Arrangement:
•IRC will acquire all of the issued and outstanding common shares of Horizon (the “Horizon Common Shares”), other than the Horizon Common Shares held by Royal Gold or its affiliates or Sandstorm or a subsidiary of Sandstorm;
•each Horizon shareholder (other than in respect of Horizon Common Shares held by Royal Gold or its affiliates or Sandstorm or a subsidiary of Sandstorm, and Horizon shareholders who validly exercise dissent rights) will receive C$2.00 in cash (the “Horizon Consideration”), subject to adjustment as set forth in the Horizon Agreement, if applicable (such transaction, the “Horizon Arrangement”);
•each option or warrant to purchase Horizon Common Shares outstanding immediately prior to the effective time of the Horizon Arrangement (the “Horizon Effective Time”) will be transferred to Horizon (and then cancelled) in exchange for a cash payment in the amount (if any) by which the Horizon Consideration exceeds the applicable exercise price, multiplied by the number of Horizon Common Shares to which the option or warrant relates; and
•each Horizon restricted share right outstanding immediately prior to the Horizon Effective Time will be cancelled and entitle the holder thereof to a cash payment equal to Horizon Consideration multiplied by the number of Horizon Common Shares underlying such restricted share right.

Conditions to the Horizon Arrangement

Completion of the Horizon Arrangement is subject to certain conditions, including, among others: (i) the approval of the Horizon Arrangement by at least (A) 66 2/3% of the votes cast by Horizon shareholders, (B) 66 2/3% of the votes cast by Horizon shareholders and Horizon warrant holders, voting together as a single class, and (C) a simple majority of the votes cast by Horizon shareholders, excluding Horizon Common Shares held by persons required to be excluded under applicable Canadian securities laws (the “Horizon Requisite Securityholder Approval”), at a meeting of Horizon securityholders; (ii) the approval of the Horizon Arrangement by the Supreme Court of British Columbia on terms consistent with the Horizon Agreement and otherwise reasonably satisfactory to the parties; (iii) dissent rights with respect to no more than 10% of the issued and outstanding Horizon Common Shares having been exercised; (iv) the absence of a material adverse effect in respect of Horizon; (v) the absence of any law or order prohibiting the consummation of the Horizon Arrangement; and (vi) the receipt of all requisite regulatory clearances or approvals.

The obligation of each party to consummate the Horizon Arrangement is also conditioned upon (i) the other party’s representations and warranties being true and correct (subject to certain materiality thresholds), (ii) the other party having performed in all material respects its obligations under the Horizon Arrangement, and (iii) the receipt of an officer’s certificate from the other party to such effect. In addition, the conditions to Royal Gold’s obligation to complete the Sandstorm Arrangement must have been satisfied, subject to limited exceptions, provided that Royal Gold may waive this condition.

Termination Rights

The Horizon Agreement contains certain termination rights for both Royal Gold and Horizon, including, among others: (i) mutual consent by Royal Gold and Horizon; (ii) by either party if the Horizon Arrangement shall not have been consummated on or prior to January 6, 2026 (which date may be extended until April 6, 2026 by either party if requisite regulatory approvals shall not have been obtained or denied by a non-appealable decision); (iii) by either party if after the date of the Horizon Agreement, there is enacted, made or enforced any applicable law, or any applicable law is amended, that makes consummation of the Horizon Arrangement illegal or otherwise prohibits or enjoins Royal Gold or Horizon from consummating the Horizon Arrangement and such applicable law, prohibition or enjoinment shall have become final and non-appealable; (iv) by either party if the Horizon Requisite Securityholder Approval shall not have been obtained; (v) by a party if the other party breaches any of its representations, warranties or covenants in the Horizon Agreement in a manner that would cause the corresponding condition to not be satisfied, subject to certain conditions; (vi) by Royal Gold if

Horizon’s board of directors changes its recommendation with respect to the Horizon Arrangement or Horizon breaches applicable non-solicitation restrictions in any material respect; (vii) by Royal Gold if the Sandstorm Agreement is terminated in accordance with its terms, subject to certain conditions; and (viii) by Horizon in order for Horizon to enter into a definitive agreement with respect to a superior competing business combination transaction prior to obtaining the Horizon Requisite Securityholder Approval (provided that Horizon has not materially breached its non-solicitation restrictions).

If the Horizon Agreement is terminated in certain specified circumstances, Royal Gold or Horizon would be required to pay the other party a termination fee of $15 million or $10 million, respectively.

Other Terms of the Horizon Agreement

Royal Gold and Horizon each have made customary representations, warranties and covenants in the Horizon Agreement for a transaction of this nature, in each case generally subject to customary materiality qualifiers. Among other things, subject to certain exceptions, (i) Horizon has agreed to conduct its business in the ordinary course, from the date of the Horizon Agreement until the earlier of the Horizon Effective Time and the termination of the Horizon Agreement, and not to take certain actions prior to the Horizon Effective Time without the prior written consent of Royal Gold, (ii) each party has agreed to use commercially reasonable efforts to cause the Horizon Arrangement to be consummated, (iii) Royal Gold has agreed that it will not amend certain provisions of the Sandstorm Agreement without Horizon’s prior written consent, (iv) Horizon has agreed not to solicit alternative business combination transactions, and (v) Horizon has agreed to convene a meeting of its securityholders for the purpose of obtaining the Horizon Requisite Securityholder Approval and recommend to its securityholders that they approve the Horizon Arrangement, as applicable.

The foregoing summary of the Horizon Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Horizon Agreement, which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

The Horizon Agreement and the above description of the Horizon Agreement have been included to provide investors and securityholders with information regarding the terms of the Horizon Agreement. They are not intended to provide any other factual information about Royal Gold, Horizon or their respective subsidiaries. The representations, warranties and covenants contained in the Horizon Agreement were made only for purposes of the Horizon Agreement and as of specific dates, were solely for the benefit of the parties to the Horizon Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Royal Gold, Horizon or any of their respective subsidiaries. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Horizon Agreement, which subsequent information may or may not be fully reflected in public disclosures by Royal Gold or Horizon.
Item 3.02     Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Stock Issuance is incorporated by reference herein. The securities to be issued pursuant to the Sandstorm Agreement will be issued in reliance upon Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and condition at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval.
Item 8.01     Other Events

In connection with the execution of the Sandstorm Agreement, Royal Gold entered into a support and voting agreement with each director and certain senior officers of Sandstorm, who collectively hold approximately 1% of the outstanding Sandstorm Common Shares, and in connection with the execution of the Horizon Agreement, Royal Gold entered into a support and voting agreement with each director and certain senior officers of Horizon and certain other securityholders of Horizon, including Sandstorm and each of the directors and certain senior officers of Sandstorm, who collectively hold approximately 54% of the outstanding Horizon Common Shares. In addition, in connection with the execution of the Sandstorm Agreement, Sandstorm entered into a support and voting agreement with each director and certain senior officers of Royal Gold, who collectively hold less than 1% of the outstanding shares of Royal Gold Common Stock. The support and voting agreements provide that the signatories thereto will, subject to certain exceptions, vote their securities in favor of adopting the Sandstorm Arrangement or Horizon Arrangement or approving the Stock Issuance, as applicable, and will not, subject to certain exceptions, transfer their securities before the effective time for the applicable transaction or earlier termination of the applicable arrangement agreement.

The foregoing summary of the support and voting agreements does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the support and voting agreements, forms of which are attached hereto as Exhibits 99.1 through 99.6 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1*	Arrangement Agreement, dated July 6, 2025, among Royal Gold, Inc., International Royalty Corporation, and Sandstorm Gold Ltd.
2.2*	Arrangement Agreement, dated July 6, 2025, among Royal Gold, Inc., International Royalty Corporation, and Horizon Copper Corp.
99.1	Support and Voting Agreement, dated July 6, 2025, between Sandstorm Gold Ltd. and Royal Gold, Inc.
99.2	Form of Support and Voting Agreement between Royal Gold, Inc. and the directors and certain senior officers of Sandstorm Gold Ltd.
99.3	Form of Support and Voting Agreement between Royal Gold, Inc. and the directors and certain senior officers of Horizon Copper Corp.
99.4	Form of Support and Voting Agreement between Royal Gold, Inc. and the directors and certain senior officers of Sandstorm Gold Ltd., relating to their Horizon Copper Corp. securities.
99.5	Form of Support and Voting Agreement between Royal Gold, Inc. and certain securityholders of Horizon Copper Corp.
99.6	Form of Support and Voting Agreement between Sandstorm Gold Ltd. and the directors and certain senior officers of Royal Gold, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)
*    Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Royal Gold agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request; provided, that Royal Gold may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act for any schedules and similar attachments so furnished.
No Offer or Solicitation
This report does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Important Additional Information and Where to Find It
In connection with the proposed transactions, Royal Gold, Sandstorm and Horizon intend to file materials with the SEC and on SEDAR+, as applicable. Royal Gold plans to file proxy materials with the SEC in connection with the solicitation of proxies for Royal Gold’s special meeting of shareholders (the “Royal Gold Special Meeting”). Prior to the Royal Gold Special Meeting, Royal Gold will file a definitive proxy statement (the “Royal Gold Proxy Statement”), together with a proxy card. Sandstorm intends to file a management information circular (the “Sandstorm Circular”) on SEDAR+ in connection with the solicitation of proxies to obtain Sandstorm shareholder approval of the Sandstorm Arrangement. Horizon intends to file a management information circular (the “Horizon Circular”) on SEDAR+ in connection with the solicitation of proxies to obtain Horizon securityholder approval of the Horizon Arrangement. This report is not a substitute for the Royal Gold Proxy Statement, the Sandstorm Circular, the Horizon Circular, or for any other document that Royal Gold, Sandstorm or Horizon may file with the SEC or on SEDAR+ and/or send to their respective securityholders in connection with the proposed transactions. INVESTORS AND SECURITYHOLDERS OF ROYAL GOLD, SANDSTORM AND HORIZON ARE URGED TO CAREFULLY AND THOROUGHLY READ THE ROYAL GOLD PROXY STATEMENT, THE SANDSTORM CIRCULAR, AND THE HORIZON CIRCULAR, RESPECTIVELY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT

DOCUMENTS FILED BY ROYAL GOLD, SANDSTORM, AND/OR HORIZON WITH THE SEC OR ON SEDAR+ WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ROYAL GOLD, SANDSTORM, HORIZON, THE PROPOSED TRANSACTIONS, THE RISKS RELATED THERETO, AND RELATED MATTERS.
Securityholders of Royal Gold, Sandstorm, and Horizon will be able to obtain, free of charge, copies of the Royal Gold Proxy Statement, Sandstorm Circular, and Horizon Circular, as each may be amended from time to time, and other relevant documents filed by Royal Gold, Sandstorm, and/or Horizon with the SEC or on SEDAR+ (when they become available) through the website maintained by the SEC at www.sec.gov or at www.sedarplus.ca, as applicable. Copies of documents filed with the SEC by Royal Gold will be available, free of charge, from Royal Gold’s website at www.royalgold.com under the “Investor Resources” tab or by contacting Royal Gold at (303) 573-1660 or InvestorRelations@royalgold.com. Copies of documents filed on SEDAR+ by Sandstorm will be available free of charge from Sandstorm’s website at www.sandstormgold.com under the “Investors” tab or by contacting Sandstorm at (844) 628-1164 or info@sandstormgold.com. Copies of documents filed on SEDAR+ by Horizon will be available free of charge from Horizon’s website at www.horizoncopper.com under the “Investors” tab or by contacting Horizon at (604) 336-8189 or info@horizoncopper.com.
Certain Information Regarding Participants
Royal Gold, Sandstorm, Horizon and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from Royal Gold shareholders in connection with the Royal Gold Special Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Royal Gold Proxy Statement and other materials to be filed with the SEC in connection with the Royal Gold Special Meeting. Information relating to the foregoing can also be found in Royal Gold’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 13, 2025, and Royal Gold’s definitive proxy statement for its 2025 annual meeting of stockholders filed with the SEC on April 4, 2025. To the extent the holdings of Royal Gold’s directors and executive officers in Royal Gold’s securities have changed since the amounts described in the April 4, 2025 proxy statement, such changes have been reflected in the following Initial Statements of Beneficial Ownership of Securities on Form 3 and Statements of Change in Ownership on Form 4 filed with the SEC with respect to Royal Gold: Form 4, filed by William Heissenbuttel on April 22, 2025; Form 3, filed by Mark Isto on May 27, 2025; and Form 4, filed by Paul Libner on June 10, 2025. These filings can be found at the SEC’s website at www.sec.gov. Information regarding the executive officers and directors of Sandstorm and Horizon is included in their respective management information circulars for their 2025 shareholder meetings filed on SEDAR+ on April 22, 2025 and May 1, 2025, respectively. More detailed and updated information regarding the identity of participants in the solicitation and their direct or indirect interests (by security holdings or otherwise), will be set forth in the Royal Gold Proxy Statement and other materials to be filed with the SEC or on SEDAR+. These documents can be obtained free of charge from the sources indicated above.
Forward-Looking Statements
This report includes “forward-looking statements” and “forward-looking information” within the meaning of applicable securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, statements regarding the following: plans and expectations with respect to the proposed transactions; the expected timetable for completing the proposed transactions; and borrowings and repayments under Royal Gold’s revolving credit facility.
Factors that could cause actual results to differ materially from these forward-looking statements include, among others, the following: the possibility that shareholders of Royal Gold may not approve the issuance of new shares of Royal Gold common stock in the Sandstorm transaction or that securityholders of Sandstorm or Horizon may not approve the transactions; the risks that a condition to closing of the transactions may not be satisfied, that a party may terminate an arrangement agreement or that the closing of the transactions might be delayed or not occur at all; delays or adverse decisions regarding regulatory approval of the transactions; potential adverse reactions or changes to business or employee relationships of Royal Gold, Sandstorm or Horizon, including those resulting from the announcement or completion of the transactions; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Royal Gold, Sandstorm and Horizon; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; changes in the price of gold, silver, copper or other metals; operating activities or financial performance of properties on which the Royal Gold, Sandstorm or Horizon hold stream or royalty interests, including variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, operators’ changes to mine plans and mineral reserves and mineral resources (including updated mineral reserve and mineral resource information), liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, other adverse government or court actions, or operational disruptions; changes of control of properties or operators; contractual issues involving stream or royalty agreements; the timing of deliveries of metals from operators and subsequent sales of metal; risks associated with doing business in foreign countries; increased competition for stream and royalty interests; environmental risks, including those caused by climate change; potential cyber-attacks, including ransomware; adverse economic and market conditions; effects of health epidemics and pandemics; changes in laws or regulations governing Royal Gold, Sandstorm, Horizon, operators or operating properties; changes in management and key employees; and other factors described in Royal Gold’s reports filed with the SEC, including Item 1A, Risk Factors of Royal Gold’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and in the reports filed by Sandstorm and Horizon with the SEC and on SEDAR+, as applicable. Most of these factors are beyond the parties’ ability to predict or control. Other unpredictable or unknown factors not discussed in this report could also have material adverse effects on forward-looking statements.
Forward-looking statements speak only as of the date on which they are made. Each of Royal Gold, Sandstorm and Horizon disclaims any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.

Date: July 10, 2025	By:	/s/ David R. Crandall
		Name:	David R. Crandall
		Title:	Vice President, Corporate Secretary and Chief Compliance Officer